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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                October 19, 2006
                Date of Report (Date of earliest event reported)

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                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                        0-19084                  94-2925073
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)


                               3975 Freedom Circle
                              Santa Clara, CA 95054
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 239-8000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.      Results of Operations and Financial Condition

         On October 19, 2006, PMC-Sierra, Inc. (the "Registrant") issued a press release reporting the financial results for its fiscal third quarter ended October 1, 2006. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         The information in this Form 8-K and the Exhibit, attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

         As a supplement to the Registrant's consolidated financial statements presented on a generally accepted accounting principles (GAAP) basis, the Registrant provides additional non-GAAP measures for net income and net income per share in its press release.

         A non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Registrant believes that the additional non-GAAP measures are useful to investors for the performance of financial analysis. Management uses these measures internally to evaluate its in-period operating performance and the measures are used for planning and forecasting of the Registrant's future periods. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. Other companies may use different non-GAAP measures and presentation of results.





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ITEM 9.01.      Financial Statements and Exhibits

        (c)     Exhibits.

                99.1 Press release dated October 19, 2006, reporting financial results of PMC-Sierra, Inc. for its fiscal third quarter ended October 1, 2006 (furnished and not filed herewith solely pursuant to Item 2.02).



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PMC-SIERRA, INC.
                                        (Registrant)


Date: October 19, 2006                  By:/s/ Alan F. Krock
      ----------------                     -------------------------------------
                                           Alan F. Krock
                                           Vice President
                                           Chief Financial Officer and
                                           Principal Accounting Officer







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                                  EXHIBIT INDEX


Exhibit
Number                                  Description
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99.1            Press release dated October 19, 2006, reporting financial
                results of PMC-Sierra, Inc. for its fiscal third quarter ended October 1, 2006.






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